Pension Benefits - Schedule of Assumptions Used (Detail)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Weighted average assumptions used to determine benefit obligation
Discount rates	3.90%	3.00%
Rate of compensation increase	4.70%	5.50%
Weighted average assumptions used to determine net pension expense
Discount rates	3.90%	3.00%	3.20%
Rate of compensation increase	4.70%	5.50%	4.40%
Expected long-term rates of return	4.80%	4.80%	5.00%